2004 CARBO CERAMICS INC. LONG-TERM INCENTIVE PLAN

1.      Purpose of the Plan

        The purpose of the 2004 CARBO Ceramics Inc. Long-Term Incentive Plan is to attract and retain highly qualified employees of the Company and reward them for making significant contributions to the success of the Company and to strengthen the alignment of interests between such employees and the Company's stockholders by providing them with a proprietary interest in the Company.

2.      Definitions

        As used in this Plan, the following capitalized terms shall have the following meanings:

        (a) "Affiliate" shall mean a "parent corporation" or a "subsidiary corporation" of CARBO as such terms are defined in Section 424 of the Code.

        (b) "Award" shall mean an award of Shares as provided in Section 6 hereof.

        (c) "Award Agreement" shall mean a written agreement pursuant to which an Award is granted by CARBO to a Participant under the Plan.

        (d) "Board" shall mean the Board of Directors of CARBO.

        (e) "CARBO" shall mean CARBO Ceramics Inc.

        (f) "Change in Control" shall mean (i) the occurrence of a change in control of CARBO of a nature that would be required to be reported or is reported in response to Item l of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Sections l3 or l5(d) of the Exchange Act; or
(ii) any Person is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of CARBO representing 30% or more of the combined voting power of CARBO's outstanding securities (other than any Person who was a "beneficial owner" of securities of CARBO representing 30% or more of the combined voting power of CARBO's outstanding securities prior to the Effective Date); or (iii) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board, provided that any person becoming a director subsequent to the date hereof whose appointment to fill a vacancy or to fill a new Board position was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by CARBO's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (iii), considered as though he were a member of the Incumbent Board; or (iv) the occurrence of any of the following of which the Incumbent Board does not approve (A) merger or consolidation in which CARBO is not the surviving corporation or (B) sale of all or substantially all of the assets of CARBO; or (v) consummation of a plan of reorganization, merger or consolidation of CARBO with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan of reorganization are exchanged or converted into cash or property or securities not issued by CARBO, which was approved by stockholders pursuant to a proxy statement soliciting proxies from stockholders of CARBO, by someone other than the then current management of CARBO; or (vi) voting securities have been tendered and not withdrawn during the tender offer period pursuant to a tender offer for 30% or more of the voting securities of CARBO.

        (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (h) "Committee" shall mean the Compensation Committee of CARBO or such other committee appointed by the Board from time to time to administer the Plan consisting of two or more persons, each of whom shall be a "Non-Employee Director" within the meaning of Rule l6b-3 promulgated under Section l6 of the Exchange Act.

        (i) "Company" shall mean CARBO and its Affiliates.

        (j) "Common Stock" shall mean the common stock of CARBO, par value $0.01 per share.

        (k) "Disability" shall mean any physical or mental impairment which qualifies a Participant for (i) disability benefits under any long-term disability plan maintained by the Company or (ii) Social Security disability benefits, or as otherwise determined by the Board. For purposes of this Plan, a Participant's employment shall be deemed to have terminated as a result of Disability on the date as of which he is first entitled to receive disability benefits under such policy.

        (l) "Effective Date" shall mean the date on which the Plan is approved by the stockholders of CARBO.

        (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (n) "Grant Date" shall mean the date on which an Award is granted.

        (o) "Holding Period" shall mean, with respect to Shares subject to an Award, the period commencing on the Vesting Date with respect to such Shares and ending on the earlier of (i) a termination of the Participant's employment for any reason or (ii) the second anniversary of such Vesting Date.

        (p) "Officer" shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.

        (q) "Participant" shall mean an employee of the Company who is eligible to participate in the Plan and to whom an Award has been granted pursuant to the Plan and, upon his death, his successors, heirs, executors and administrators, as the case may be.

        (r) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

        (s) "Plan" shall mean this 2004 CARBO Ceramics Inc. Long-Term Incentive Plan as it may be amended from time to time.

        (t) "Shares" shall have the meaning set forth in Section 3 hereof.

        (u) "Transfer Restrictions" shall have the meaning set forth in Section 6(a) hereof.

        (v) "Vesting Date" shall have the meaning set forth in Section 6(a) hereof.

3.      Stock Subject to the Plan

        Subject to adjustment as provided in Section 10 hereof, the Committee may grant Awards to Participants under the Plan with respect to a number of shares of Common Stock of CARBO that in the aggregate does not exceed 250,000 shares (the "Shares"). Subject to adjustment as provided in Section 10 hereof, during the life of the Plan, no more than 50,000 Shares, in the aggregate, may be granted to any single Participant pursuant to the Plan. To the extent Shares under any Award are forfeited by the Participant for any reason, such Shares shall be available for future grants of Awards under the Plan. In addition, if any Shares are used by a Participant in connection with the satisfaction of tax withholding obligations relating to an Award, whether by actual delivery, attestation or having Shares withheld from the Award, only the number of Shares net of the Shares tendered or withheld shall be deemed delivered for purposes of determining the maximum number of Shares available for granting of Awards under the Plan. Shares issued under the Plan may be either newly issued shares or treasury shares, as determined by the Committee.

4.      Administration

        The Plan shall be administered by the Committee. The Committee shall from time to time grant Awards designating the employees of the Company who shall be granted Awards and the number of Shares underlying such Awards; provided that the Committee shall not grant any Awards in a calendar year if the Company's net income with respect to the immediately preceding calendar year was not greater than $0 (as determined in accordance with U.S. Generally Accepted Accounting Principles and as reflected in the Company's audited financial statements for such preceding calendar year), other than inducement Awards granted to persons who are becoming employees of the Company during such calendar year. In making such grants, the Committee may consider, among other criteria and factors as it determines in its discretion, the recommendations of the President and Chief Executive Officer of CARBO.

        The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Award granted thereunder and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

        The Committee may, in its absolute discretion, accelerate the date on which any Award granted under the Plan ceases to be subject to Transfer Restrictions and/or ceases to be subject to forfeiture.

        Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

        Neither the Company nor any member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless (including, without limitation, by way of advancement) each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.      Eligibility

        The persons who shall be eligible to receive Awards pursuant to the Plan shall be such key employees of the Company who have made or who the Committee believes will make substantial contributions to the management, growth and protection of the business of the Company. Directors who are not employees or officers of the Company shall not be eligible to receive Awards under the Plan.

6.      Awards

        (a) Unless otherwise provided in an Award Agreement, subject to the provisions of Sections 6(b), 6(c) and 6(d) hereof, the Shares subject to an Award made to a Participant shall not be transferred, pledged, assigned or otherwise encumbered (the "Transfer Restrictions") and shall be subject to forfeiture by the Participant; provided that one-third (1/3) of the Shares subject to each Award shall cease to be subject to the Transfer Restrictions and shall cease to be forfeitable by the Participant on each of the first three anniversaries of the Grant Date (each, a "Vesting Date"). A Participant shall not be required to make any payment for Shares received pursuant to an Award, except to the extent otherwise required by law and except that the Committee may, in its discretion, require the Participant to pay an amount in cash not in excess of the par value of such Shares. The Committee shall impose and set forth in the applicable Award Agreement such other conditions and/or restrictions on any Awards granted pursuant to the Plan as it may deem appropriate.

        (b) Notwithstanding the foregoing, in the event that a Participant's employment with the Company is terminated prior to the Vesting Date with respect to any of such Participant's Shares (i) for any reason other than due to death or Disability, all such Shares shall be forfeited on the date of such termination without payment of any consideration therefor; and (ii) due to death or Disability, all such Shares shall cease to be subject to the Transfer Restrictions and cease to be forfeitable on an applicable Vesting Date occurring on or prior to the first anniversary of such termination as if such Participant had remained employed until such first anniversary and any Shares with respect to which the Vesting Date has not occurred on or prior to such first anniversary shall be forfeited without payment of any consideration therefor.

        (c) Notwithstanding the foregoing, with respect to an Award granted to an Officer of the Company, the Committee may provide in the Award Agreement that Shares subject to the Award shall continue to be subject to the Transfer Restrictions following the Vesting Date with respect to such Shares until the end of the Holding Period with respect to such Shares, except for any such Shares used to satisfy any withholding obligations as set forth in Section 12(c) hereof. If a Participant subject to the Transfer Restrictions during the Holding Period fails to comply with such Transfer Restrictions any Awards held by such Participant which are then subject to forfeiture shall be forfeited and the Committee may, in its discretion, take such action as it deems appropriate, including, without limitation, determine not to make any additional grants of Awards to such Participant under the Plan.

        (d) Notwithstanding the foregoing, all Shares subject to an Award shall immediately cease to be subject to the Transfer Restrictions and cease to be forfeitable upon a Change in Control.

7.      Share Certificates

        Upon the making of each Award, certificates representing Shares subject thereto shall be issued in the name of the Participant and delivered to such Participant, or the ownership of such Shares shall be otherwise recorded in a book-entry or similar system utilized by the Company; provided that such Shares may be legended, and may be held in the custody of the Company, as determined by the Committee in order to effectuate the purposes of this Plan. Except with respect to voting rights as described in Section 8 hereof, a Participant shall have all rights of a stockholder with respect to any Shares issued in the name of, or otherwise recorded as owned by, such Participant.

8.      Dividends; Voting

        In the event that CARBO declares any dividends or distributions on its Common Stock to its stockholders generally, whether stock or cash dividend or otherwise, the Participants to whom Shares have been awarded (including any Shares held during the Holding Period) shall be entitled to such dividends or distributions, provided that the dividends or distributions shall be subject to the provisions of Sections 6(a), (b), (c) and (d) hereof in the same manner as the corresponding Shares to which such dividends or distributions relate and shall be held by the Company or subject to a legend as determined by the Committee to effectuate the purposes of this Plan.

        Except as otherwise provided in an Award Agreement, prior to the date that a Participant's Shares subject to an Award cease to be forfeitable by the Participant pursuant to Section 6 hereof, such Participant shall not have any voting rights with respect to such Shares.

9.      Compliance with Applicable Law

        Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing Shares (or otherwise record ownership) pursuant to the terms of this Plan or to remove any legend inserted thereon, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates (or other recordation) is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded. The Company shall use its reasonable efforts to comply with any such law, regulation or requirement with respect to the issuance and delivery of such certificates (or other recordation). In addition to the terms and conditions provided herein, the Committee may require that a Participant make such reasonable covenants, agreements and representations as the Committee, in its sole discretion, deems advisable in order to comply with any such laws, regulations or requirements.

10. Adjustment Upon Changes in Company Stock

        (a) Corporate Changes. In the event of any change in the number of shares of Common Stock outstanding or any change in the capitalization of CARBO by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or any other corporate change, the Committee may, in its absolute discretion, make such adjustments to the number and type of securities underlying any outstanding Awards and to the maximum aggregate number of Shares and/or type of securities available for grant (with respect to the entire Plan and with respect to the individual Participant limitation set forth in Section 3 hereof), as the Committee may consider appropriate to prevent dilution or enlargement of rights.

        (b) No Other Rights. Except as expressly provided in the Plan, the Participants shall not have any rights by reason of (i) any subdivision or consolidation of shares of Common Stock or shares of stock of any class, or (ii) any dissolution, liquidation, merger or consolidation of CARBO or any other corporation. Except as expressly provided in the Plan, no issuance by CARBO of Common Stock or shares of stock of any class, or securities convertible into shares of Common Stock or shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares available under the Plan.

        Unless the Committee otherwise determines, any securities and other property received by a Participant with respect to Shares underlying an Award as a result of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of Shares or other corporate change, shall be subject to the provisions of Sections 6(a), (b), (c) and (d) in the same manner as the corresponding Shares to which such securities and/or other property relate and shall be held by the Company or subject to a legend as determined by the Committee to effectuate the purposes of this Plan.

11.     Term of Plan

        No Award shall be granted under this Plan after the date that is the fifth anniversary of the Effective Date (the "Termination Date"). Unless otherwise expressly provided in this Plan or any Award Agreement, any Award granted prior to the Termination Date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue in respect of Awards outstanding on the Termination Date.

12. Miscellaneous Provisions

        (a) Non-Assignability. Except as expressly provided in the Plan or an Award Agreement, Awards shall not be assigned, transferred, pledged or encumbered, and any purported assignment, transfer, pledge or encumbrance shall be null and void; provided, that Awards may be transferred by will or by the laws of descent and distribution subject to the Committee's receipt of such documents as may be requested by the Committee from time to time.

        (b) Applicable Law. This Plan and all rights under the Plan shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the provisions governing conflict of laws.

        (c) Applicable Withholdings. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes or similar charges, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of or in connection with the Plan or any Award. At the request of a Participant, subject to the consent of the Committee, the Committee shall withhold or permit the Participant to tender a portion of the Shares subject to each Award to satisfy the applicable federal, state, foreign and local withholding taxes incurred in connection with the Award.

        (d) No Contract of Employment. Nothing contained in the Plan shall confer upon any Participant any right with respect to the continuation of such Participant's employment by the Company or prohibit the Company at any time from terminating such employment or increasing or decreasing the base salary or other compensation of any Participant.

        (e) Amendment, Modification or Termination. The Board reserves the right to amend, modify or terminate the Plan at any time; provided that no such amendment, modification or termination shall be effective to reduce any Participant's Award under the Plan, or to otherwise materially affect the rights of such Participant under the Plan, without the consent of such Participant.

        (f) Section 83(b) Election. The Committee may provide in an Award Agreement that the Award is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning an Award, the Participant shall be required to file promptly a copy of such election with the Internal Revenue Service and to provide promptly a copy of such election to the Company.

        (g) Fractional Shares. The Company may, in its discretion, satisfy its obligation to pay any fractional Shares with respect to an Award in cash, which shall be measured by the product of the fractional amount multiplied by the fair market value of a Share at the time of payment, as determined by the Committee.

        (h) Numbers and Gender. Where the context so indicates, the masculine shall include feminine and neuter, and the neuter shall include the masculine and feminine, and the singular shall include the plural.

        (i) Headings. Headings and captions are given to the sections and subsections of this Plan solely as a convenience to facilitate reference, and shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.